Employee benefit plan	3 Months Ended
Mar. 31, 2023
Employee benefit plan
Employee benefit plan

Note 17 — Employee benefit plan

Effective January 1, 2021, GSH sponsored an elective safe harbor 401(k) contribution plan covering substantially all employees who have completed three consecutive months of service. The plan provides that GSH will match up to the first 3% of the participant’s base salary rate at 100% and 50% of the next 2% for a maximum contribution of 4%. In addition, participants become 100% vested with respect to employer contributions after completing six years of service starting in 2021. Administrative costs for the plan were paid by GSH.

Total contributions paid to the plans for Legacy UHG’s employees for the three months ended March 31, 2023 and 2022 were approximately $80,077, and $37,652 respectively. These amounts are recorded in Selling, general and administrative expenses on the Condensed Consolidated Statements of Operations.